FIRST  AMENDMENT  TO  STOCK  SALE  AND  PURCHASE  AGREEMENT

     This First Amendment (the "First Amendment") to that certain STOCK SALE AND PURCHASE AGREEMENT (the "Agreement") dated June _____, 2010 (the "Execution Date") by and between (a) (i) Clayton I. Gamber, Kenneth W. Langston and Robin
V. Gamber (each of the foregoing persons is referred to hereinafter as a "Seller" and collectively as the "Sellers"), each of whom is a shareholder of Twin Air Calypso Limited, Inc. (the "Company"), a Florida corporation, on the one hand, and (b) AvStar Aviation Group, Inc., a Colorado corporation ("Purchaser"), on the other hand. All capitalized, undefined terms used herein shall have the respective meanings given to such terms in the Agreement.

     RECITALS

     WHEREAS,  the  Agreement  was  entered  on or about the Execution Date; and

     WHEREAS, each of the Sellers and Purchaser desire to amend the Agreement upon the terms, provisions and conditions set forth hereinafter;

     AGREEMENT

     NOW, THEREFORE, in consideration of the mutual covenants and agreements of the Company and Austin to amend the Agreement, the Company and Austin agree as follows:

     1. AMENDMENT TO THE AGREEMENT. The Section 4.3 of the Agreement is hereby amended so that "Latest Closing Date" shall mean August 31, 2010 for all purposes related to the Agreement.

     2. MISCELLANEOUS. Except as otherwise expressly provided herein, the Agreement is not amended, modified or affected by this First Amendment. Except as expressly set forth herein, all of the terms, conditions, covenants, representations, warranties and all other provisions of the Agreement are herein ratified and confirmed and shall remain in full force and effect. On and after the date on which this First Amendment becomes effective, the terms, "Agreement," "hereof," "herein," "hereunder" and terms of like import, when used herein or in the Agreement shall, except where the context otherwise requires, refer to the Agreement, as amended by this First Amendment. This First
Amendment may be executed into one or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all of which together shall constitute one and the same instrument.

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IN  WITNESS  WHEREOF, this First Amendment to the Agreement is adopted effective as  of  the  14th  day  of  July,  2010.

"SELLERS"



___________________________________          ___________________________________
     Clayton  I.  Gamber                         Kenneth  W.  Langston



____________________________________
     Robin  V.  Gamber


"PURCHASER"

AVSTAR  AVIATION  GROUP,  INC.,
a  Colorado  corporation


By:_________________________________

Name:______________________________

Its:_________________________________

________________________